Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

The undersigned, Alex Gorsky, the Chief Executive Officer of Johnson & Johnson, a New Jersey corporation (the “Company”), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

(1)
the Company's Quarterly Report on Form 10-Q for the quarterly period ended April 1, 2012 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alex Gorsky
Alex Gorsky
Chief Executive Officer

Dated: May 3, 2012
This certification is being furnished to the SEC with this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section.

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

The undersigned, Dominic J. Caruso, the Chief Financial Officer of Johnson & Johnson, a New Jersey corporation (the “Company”), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

(1)
the Company's Quarterly Report on Form 10-Q for the quarterly period ended April 1, 2012 (the “Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dominic J. Caruso
Dominic J. Caruso
Chief Financial Officer

Dated: May 3, 2012
This certification is being furnished to the SEC with this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section.